UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52940

Date of Report: July 8, 2010

AMERICAN NANO SILICON TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

California	33-0726410
State of other jurisdiction of incorporation or organization	IRS Employer Identification No.

100 Wall Street – 15th Floor, New York, NY	10005
Address of principal executive offices	Zip Code

973-506-9295
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Director; Election of Director

On July 8, 2010, Zhou Jian, submitted his resignation from the Board of Directors of American Nano Silicon Technologies, Inc.

On July 8 2010, the Board of Directors elected Zhang Qiwei to fill the vacancy on the Board. Information regarding Mr. Zhang is as following.

Zhang Qiwei, 39 years old, was appointed as a new director of American Nano Silicon Technologies, Inc. on July 8, 2010. Mr. Zhang has served as as the general manager of Nanchong Chunfei Nano Silicon Technology Co Ltd, subsidiary of American Nano Silicon Technology, since early 2003. From 1999 to 2002, Mr. Zhang was the chief technical officer of Nanchong Chunfei Investment Group. Before joining Nanchong Chunfei Investment Group, Mr. Zhang earned his undergraduate degree in Chemical Engineering from Sichuan University, and he graduated in 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Nano Silicon Technologies, Inc.
Dated: July 8, 2010
By: /s/ Fachun Pu
Fachun Pu, Chief Executive Officer